SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2021
Disclosure of significant accounting policies [text block] [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following describes the principal accounting policies adopted in the preparation of these consolidated financial statements.

2.1. Basis of Preparation

These consolidated financial statements of LATAM Airlines Group S.A. as of December 31, 2021 and 2020 and for the three years ended December 31, 2021 and have been prepared in accordance with the International Financial Reporting Standards (IFRS) issued by the International Accounting Standards Board (“IASB”) and with the interpretations issued by the interpretations committee of the International Financial Reporting Standards (IFRIC).

The consolidated financial statements have been prepared under the historic-cost criterion, although modified by the valuation at fair value of certain financial instruments.

The preparation of the consolidated financial statements in accordance with IFRS requires the use of certain critical accounting estimates. It also requires management to use its judgment in applying the Company’s accounting policies. Note 4 shows the areas that imply a greater degree of judgment or complexity or the areas where the assumptions and estimates are significant to the consolidated financial statements.

The consolidated financial statements have been prepared in accordance with the accounting policies used by the Company for the consolidated financial statements 2020, except for the standards and interpretations adopted as of January 1, 2021.

(a) Application of new standards for the year 2021:

(a.1.) Accounting pronouncements with implementation effective from January 1, 2021:

	Date of issue	Effective Date:
(i) Standards and amendments

Amendment to IFRS 9: Financial instruments; IAS 39: Financial Instruments: Recognition and Measurement; IFRS 7: Financial Instruments: Disclosure; IFRS 4: Insurance contracts; and IFRS 16: Leases.	August 2020	01/01/2021

The application of these accounting pronouncements as of January 1, 2021, had no significant effect on the Company’s consolidated financial statements.

(a.2.) Adoption of IFRS 9 Financial Instruments for hedge accounting:

On January 1, 2018, the effective adoption date of IFRS 9 Financial Instruments, the Company decided to continue applying IAS 39 Financial Instruments: Recognition and Measurement for hedge accounting. On January 1, 2021, the Company modified this accounting policy and adopted IFRS 9 in relation to hedge accounting, aligning the requirements for hedge accounting with the Company’s risk management policies.

The Company has evaluated the hedge relationships in force as of December 31, 2020, and has determined that they meet the criteria for hedge accounting under IFRS 9 Financial Instruments as of January 1, 2021 and, consequently, the hedge continue.

The time value of the options used as hedging instruments, at December 31, 2020, will not continue to be designated as part of the hedging relationship, but it recognition will continue been in Other Comprehensive Income until the forecast transaction occurs at which time will be recycled in the income statement. As of December 31, 2020, the amount recognized in Equity corresponding to the temporal value of the options is ThUS $ (380).

The hedge accounting requirements of IFRS 9 applied prospectively. The Company estimates that the application of this part of the standard will not have significant impact on consolidated financial statements.

The Company modified the documentation of the existing hedging relationships as of December 31, 2020 in accordance with the provisions of IFRS 9 Financial Instruments.

(b) Accounting pronouncements not in force for the financial years beginning on January 1, 2021:

	Date of issue	Effective Date:
(i) Standards and amendments

Amendment to IAS 12: Income taxes.	May 2021	01/01/2023

Amendment to IFRS 16: Lease.	March 2021	04/01/2021

Amendment to IAS 8: Accounting policies, changes in accounting estimates and error.	February 2021	01/01/2023

Amendment to IAS 1: Presentation of financial statements and IFRS practice statements 2	February 2021	01/01/2023

Amendment to IFRS 4: Insurance contracts.	June 2020	01/01/2023

Amendment to IFRS 17: Insurance contracts.	June 2020	01/01/2023

Amendment to IFRS 3: Business combinations.	May 2020	01/01/2022

Amendment to IAS 37: Provisions, contingent liabilities and contingent assets.	May 2020	01/01/2022

Amendment to IAS 16: Property, plant and equipment.	May 2020	01/01/2022

Amendment to IAS 1: Presentation of financial statements.	January 2020	01/01/2023

IFRS 17: Insurance contracts	May 2017	01/01/2023

Initial Application of IFRS 17 and IFRS 9 — Comparative Information (Amendment to IFRS 17)	December 2021	An entity that elects to apply the amendment applies it when it first applies IFRS 17

Amendment to IFRS 10: Consolidated financial statements and IAS 28: Investments in associates and joint ventures.	September 2014	Not determined

(ii) Improvements

Improvements to International Information Standards Financial (2018-2020 cycle) IFRS 1: First-time adoption of international financial reporting standards, IFRS 9: Financial Instruments, illustrative examples accompanying IFRS 16: Leases, IAS 41: Agriculture	May 2020	01/01/2022

The Company’s management estimates that the adoption of the standards, amendments and interpretations described above will not have a significant impact on the Company’s consolidated financial statements in the exercise of their first application.

(c) Chapter 11 Filing and Going Concern

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As disclosed in the accompanying consolidated financial statements, the Company incurred a net loss attributable to owners of the parent of US$ 4,642 million for the year ended December 31, 2021. As of that date, the Company has a negative working capital of US$ 9,701 million and will require additional working capital during 2021 to support a sustainable business operation. As of December 31, 2021, the company has negative equity of US$ 7,051 million, which corresponds to the attributable equity to the owners of the parent.

LATAM Group passenger traffic for the year ended December 31, 2021, increasing by 18% compared to the same period in 2020 (decreasing by 59,6% compared to the same exercise in 2019).

In December 2021, the group’s revenues amounted to approximately 49% of revenues for the year ended December 31, 2019. At this time, the pace to meet the pre-COVID demand are uncertain and highly dependent on the evolution of the COVID-19 pandemic in the markets in which LATAM Group operates, therefore, management cannot make specific predictions as to this timing, but considers it reasonable to expect that the pace of the demand recovery will be different for each country.

On May 26, 2020 (the “Initial Petition Date”), LATAM Airlines Group S.A. and certain of its direct and indirect subsidiaries (collectively, the “Initial Debtors”) filed voluntary petitions for reorganization (the “Initial Bankruptcy Filing”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York. On July 7, 2020 (the “Piquero Petition Date”), Piquero Leasing Limited (“Piquero”) also filed a petition for reorganization with the Bankruptcy Court (the “Piquero Bankruptcy Filing”). On July 9, 2020 (together with the Initial Petition Date and Piquero Petition Date, as applicable, the “Petition Date”), TAM S.A. and certain of its subsidiaries in Brazil (collectively, the “Subsequent Debtors” and, together with the Initial Debtors and Piquero, the “Debtors”) also filed petitions for reorganization (together with the Initial Bankruptcy Filing and the Piquero Bankruptcy Filing, the “Bankruptcy Filing”), as a consequence of the prolonged effects of the COVID-19 Pandemic. The Bankruptcy Filing for each of the Debtors (each one, respectively, a “Petition Date”) is being jointly administered under the caption “In re LATAM Airlines Group S.A. et al.” Case Number 20-11254. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. On June 28, 2021, LATAM Airlines Perú withdrew its request for a preventive bankruptcy process previously filed before the Indecopi of Peru, entity which approved said withdrawal by resolution without further comments.

The Bankruptcy Filing is intended to permit the Company to reorganize and improve liquidity, wind down unprofitable contracts and amend its capacity purchase agreements to enable sustainable profitability. The Company’s goal is to develop and implement a plan of reorganization that meets the standards for confirmation under the Bankruptcy Code.

As part of their overall reorganization process, the Debtors also have sought and received relief in certain non-U.S. jurisdictions. On May 27, 2020, the Grand Court of the Cayman Islands granted the applications of certain of the Debtors for the appointment of provisional liquidators (“JPLs”) pursuant to section 104(3) of the Companies Law (2020 Revision). On June 4, 2020, the 2nd Civil Court of Santiago, Chile issued an order recognizing the Chapter 11 proceeding with respect to the LATAM Airlines Group S.A., Lan Cargo S.A., Fast Air Almacenes de Carga S.A., Latam Travel Chile II S.A., Lan Cargo Inversiones S.A., Transporte Aéreo S.A., Inversiones Lan S.A., Lan Pax Group S.A. and Technical Training LATAM S.A. All remedies filed against the order have been rejected and the decision is, then, final. Finally, on June 12, 2020, the Superintendence of Companies of Colombia granted recognition to the Chapter 11 proceedings. On July 10, 2020, the Grand Court of the Cayman Islands granted the Debtors’ application for the appointment of JPLs to Piquero Leasing Limited.

Operation and Implication of the Bankruptcy Filing

The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. As debtors-in-possession, the Debtors are authorized to engage in transactions within the ordinary course of business without prior authorization of the Bankruptcy Court. The protections afforded by the Bankruptcy Code allows the Debtors to operate their business without interruption, and the Bankruptcy Court has granted additional relief including, inter alia, the authority, but not the obligation, to (i) pay amounts owed under certain critical airline agreements; (ii) pay certain third-parties who hold liens or other possessory interests in the Debtors’ property; (iii) pay employee wages and continue employee benefit programs; (iv) pay prepetition taxes and related fees; (v) continue insurance and surety bond programs; (vi) pay certain de minimis litigation judgements or settlements without prior approval of the Bankruptcy Court; (vii) pay fuel supplies; and (viii) pay certain foreign vendors and certain vendors deemed critical to the Debtors’ operations.

As debtors-in-possession, the Debtors may use, sell, or lease property of their estates, subject to the Bankruptcy Court’s approval if not otherwise in the ordinary course of business. On November 26, 2021, the Debtors filed a joint plan of reorganization (the “Plan”) and the related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. As detailed in the Disclosure Statement, the Plan is supported by a restructuring support agreement executed among the Debtors, creditors holding more than 70% of the general unsecured claims asserted against LATAM Airline Group S.A., and holders of more than 50% of LATAM Airline Group S.A.’s existing equity. As of December 31, 2021, the Plan remains subject to approval by the Bankruptcy Court and could materially change the amounts and classifications in the consolidated financial statements, including the value, if any, of the Debtors’ prepetition liabilities and securities. On December 17, 2021, December 20, 2021, January 24, 2022, January 27, 2022, and February 28, 2022, the Debtors filed a revised Plan and associated Disclosure Statement.

On November 1, 2021, the Bankruptcy Court entered an order extending the periods in which the Debtors have the exclusive right to file and solicit a plan of reorganization to November 26, 2021 and January 26, 2022 respectively. On November 26, 2021, the Debtors filed a motion to further extend such periods, solely with respect to the Subsequent Debtors, to January 7, 2022 and March 7, 2022 respectively. On December 15, 2021, the Creditors’ Committee filed an objection to the Subsequent Debtors’ motion. That same day, the Creditors’ Committee also filed a motion seeking to terminate the Debtors’ exclusivity periods. Certain other interested parties subsequently filed joinders to the Creditors’ Committee’s termination motion, while others filed statements opposing the termination motion. On February 14, 2022, the Bankruptcy Court entered an order approving the Subsequent Debtors’ motion and denying the Creditors’ Committee’s motion.

Events Leading to the Chapter 11 Cases

Since the first quarter of 2020, the passenger air transportation business was affected worldwide by a significant decrease in international air traffic, due to the closure of international borders with the aim of protecting the population from the effects of COVID-19, an infectious disease caused by a new virus, declared a pandemic by the World Health Organization.

LATAM’s preliminary assessment in the beginning of March 2020 indicated previous disease outbreaks have peaked after few months and recovered pre-outbreak levels in no more than 6 to 7 months, and the effect with scenery impacting mainly on Asia Pacific Airlines, indicating impact on Latin America of a marginal decrease of Revenue Per Kilometers forecast.

For the Company, the reduction in its operation began in the middle of March 2020 with the announcement of a 30% decrease in its operations and the suspension of the guidance for 2020 in line with protection measures and boarding restrictions implemented by local governments (March 16, 2020 for Peru, Colombia and Argentina, March 18, 2020 for Chile and March 27, 2020 for Brazil). On March 16, 2020, the Company announced an update of its projection to a progressive decrease in its operation up to 70%.

By March 29, 2020, COVID 19 had already generated an unprecedented shock on Airlines Industry, specifically on airlines passenger revenue. The situation has both broadened and deepened beyond the initial assessment.

In response to COVID 19, governments have been imposing much more severe border restrictions and airlines have been subsequently announcing sharp capacity cuts in response to a dramatic drop in travel demand. On April 2, 2020, the Company announced a decrease in its operation by 95%.

In order to protect liquidity, the Company has carried out financial transactions, such as the use of funds from the Revolving Credit Facility (Revolving Credit Facility) for US $ 600 million, which have affected its financial assets and liabilities, especially the items of Cash and cash equivalents and other financial liabilities.

Among the initiatives that the Company studied and committed to protect liquidity were the following:

(i) Reduction and postponement of the investment plan for different projects;

(ii) Implementation of control measurements for payments to suppliers and purchases of new goods and services;

(iii) Negotiation of the payment conditions with suppliers;

(iv) Ticket refunds via travel vouchers and Frequent Flyer Program points and miles; all in all, the LATAM Group will continue to honor all current and future tickets, as well as travel vouchers, frequent flyer miles and benefits, and flexibility policies;

(v) Temporary reduction of salaries, considering the legal framework of each country: as of the second quarter, the Company implemented a voluntary process to reduce salaries in force until December 31, 2020. Associated with the restructuring plan and in order to adapt to the new demand scenario, the company has designed a staff reduction plan in the different countries where it operates. The costs associated with the execution of this plan were recorded in income as Restructuring activities expenses. (See note 27d);

(vi) Short-term debt and debt maturities renewal;

(vii) Governmental loan request in different countries in which the company operates; and Reduction of non-essential fleet and non-fleet investments.

The Company, in consultation with its advisors, also evaluated a variety of potential restructuring options. In the opinion of the Board, the timings for a conventional bilateral process, the possibility that creditors may have decided to engage in collection actions, the impossibility of curing defaults and the need to implement a comprehensive restructuring of LATAM Airlines to which all its creditors and other interested parties must join, lead the Board to consider an in-court bankruptcy proceedings the best alternative. In addition, the Board noted that other benefits of an in-court bankruptcy proceeding, including the imposition of the Bankruptcy Code’s “automatic stay,” which protects the Company from efforts by creditors and other interested parties to take action in respect of pre-bankruptcy debt, but which, at the same time, allows it to continue operating with its main assets, suppliers, financial parties, regulators and employees, while structuring a binding reorganization to be financially viable in a post-pandemic scenario.

Due to the foregoing, and after consulting the administration and the legal and financial advisors of the Company, on May 26, 2020 the Board resolved unanimously that LATAM Airlines should initiate a reorganization process in the United States of America according to the rules established in the Bankruptcy Code by filing a voluntary petition for relief in accordance with the same.

Since the Chapter 11 filing, the Company secured up to US$ 3.2 billion in a debtor-in-possession financing facility (the “DIP Facility”), as provided for in in the Super-Priority Debtor-in-Possession Term Loan Agreement (the “DIP Credit Agreement”) (See Note 3.1 c)).

Plan of Reorganization

In order for the Company to emerge successfully from Chapter 11, the Company must obtain the Bankruptcy Court’s approval of a plan of reorganization, which will enable the Company to transition from Chapter 11 into ordinary course operations outside of bankruptcy. A plan of reorganization determines the rights and satisfaction of claims of various creditors and parties-in-interest, and is subject to the ultimate outcome of negotiations and Bankruptcy Court decisions ongoing through the date on which the plan of reorganization is confirmed. Any proposed plan of reorganization will be subject to revision based upon discussions with the Company’s creditors and other interested parties, and thereafter in response to interested parties’ objections and the requirements of the Bankruptcy Code and Bankruptcy Court. There is no guarantee at this time that the Company will be able to obtain approval of the Plan from the Bankruptcy Court.

On November 26, 2021, the Company filed the Plan and associated Disclosure Statement. The Plan is accompanied by a Restructuring Support Agreement (the “RSA”) with the largest unsecured creditor group in the Chapter 11 Cases—holding of more than 70% of unsecured claims filed against LATAM Airlines Group S.A. and holders of approximately 48% of the US-law governed notes issued by LATAM Finance Ltd. due 2024 and 2026—as well as certain of the Company’s shareholders holding more than 50% of LATAM Airlines Group S.A.’s existing equity.

The Plan proposes the infusion of up to approximately $8.19 billion through a mix of new equity, convertible notes, and debt, which will enable the Company to exit Chapter 11 with appropriate capitalization to effectuate its business plan. Upon emergence, the Company is expected to have total debt of approximately $7.26 billion and liquidity of approximately $2.67 billion. Specifically, the Plan outlines that:

●	Upon confirmation of the Plan, the Company intends to launch an $800 million common equity rights offering, open to all shareholders in accordance with their preemptive rights under applicable Chilean law, and fully backstopped by the parties participating in the RSA;

●	Three distinct classes of convertible notes will be issued by the Company, all of which will be preemptively offered to shareholders. To the extent not subscribed by the Company’s shareholders during the respective preemptive rights period:

○	Convertible Notes Class A will be provided to certain general unsecured creditors of the Company in settlement of their allowed claims under the Plan;

○	Convertible Notes Class B will be subscribed and purchased by the shareholders parties to the RSA; and

○	Convertible Notes Class C will be provided to certain general unsecured creditors in exchange for a combination of new money to the Company and the settlement of their claims, subject to certain limitations and holdbacks by backstopping parties.

●	The convertible notes belonging to the New Convertible Notes Classes B and C will be provided, totally or partially, in consideration of a new money contribution for the aggregate amount of approximately $4.64 billion fully backstopped by the parties to the RSA; and

●	LATAM will raise a $500 million new revolving credit facility and approximately $2.25 billion in total new money debt financing, consisting of either a new term loan or new notes. The general deadline to file objections to the Plan and Disclosure Statement was January 7, 2022, and such deadline was further extended to January 12, 2022 and January 14, 2022 for certain interested parties.

Going Concern

These Consolidated Financial Statements have also been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and satisfaction of liabilities in the ordinary course of business. Accordingly, the Consolidated Financial Statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Debtors be unable to continue as a going concern.

As a result of the Chapter 11 proceedings, the satisfaction of the Company’s liabilities and funding of ongoing operations are subject to material uncertainty as a product of the COVID-19 pandemic and the impossibility of knowing its duration at this date and, accordingly, a material uncertainty exists that may cast significant doubt (or raise substantial doubt as contemplated by Public Company Accounting Oversight Board (“PCAOB”) standards) on the Company’s ability to continue as a going concern. There is no assurance that the Company will be able to emerge successfully from Chapter 11. Additionally, there is no assurance that long-term funding would be available at rates and on terms and conditions that would be financially acceptable and viable to the Company in the long term. If the Company is unable to generate additional working capital or raise additional financing when needed, it may not able to reinitiate currently suspended operations as a result of the COVID-19 pandemic, which could adversely affect the value of the Company’s common stock, or render it worthless. Additionally, in connection with the Chapter 11 Filing, material modifications could be made to the Company’s fleet and capacity purchase agreements. These modifications could materially affect the Company’s financial results going forward, and could result in future impairment charges.

Chapter 11 Milestones

Notice to Creditors - Effect of the Automatic Stay

The Debtors have notified all known current or potential creditors that the Chapter 11 Cases were filed. Pursuant to the Bankruptcy Code and subject to certain limited exceptions, the filing of the Chapter 11 Cases gave rise to an automatic, worldwide injunction that precludes, among other things, any act to (i) obtain possession of property of or from the Debtors’ estates, (ii) create, perfect, or enforce any lien against property of the Debtors’ estates; (iii) exercise control over property of the Debtors’ estate, wherever in the world that property may be located; and further enjoined or stayed (iv) and also ordered or suspended the commencement or continuation of any judicial, administrative, or other action or proceeding against the debtor that could have been commenced before the Petition Date or efforts to recover a claim against the Debtors that arose before the Petition Date. Vendors are being paid for goods furnished and services provided postpetition in the ordinary course of business.

On August 31, 2020 (the “First Stay Motion”), and December 30, 2020 (the “Second Stay Motion”), Corporación Nacional de Consumidores y Usuarios de Chile (“CONADECUS”) filed two motions in the Bankruptcy Court seeking relief from the automatic stay in order prosecute certain actions against LATAM that are currently pending before the courts of Chile. LATAM filed a brief in opposition to the First Stay Motion, and on December 16, 2020, the Bankruptcy Court heard oral arguments on the First Stay Motion. At that hearing, the Bankruptcy Court granted the First Stay Motion for the limited purpose of allowing CONADECUS to further prosecute its pending appeal before the courts of Chile. On February 9, 2021, the Bankruptcy Court granted the Second Stay Motion on the same narrow grounds as the First Stay Motion. The Bankruptcy Court’s decisions on the First Stay Motion and Second Stay Motion did not affect the underlying proceedings in Chile beyond allowing CONADECUS to continue its pending appeals (See Note 31 I 2 for any updates this proceedings).

Appointment of the Creditors’ Committee

On June 5, 2020, the United States Trustee for Region 2 appointed an official committee of unsecured creditors (the “Creditors’ Committee”) in the Initial Chapter 11 Cases. The United States Trustee has not solicited additional members for the Creditors’ Committee as a result of TAM S.A. or any of its applicable subsidiaries joining the Bankruptcy Filing. Since the formation of the Creditors’ Committee, three Creditors’ Committee’s members - Compañía de Seguros de Vida Consorcio Nactional de Seguros S.A., AerCap Holdings N.V., and Aircastle Limited - have resigned from the Creditors’ Committee. The Office of the United States Trustee has not appointed replacements for these members. No trustee or examiner has been appointed in any of these Chapter 11 Cases. No other official committee have been solicited or appointed.

Assumption, Amendment & Rejection of Executory Contracts & Leases

Pursuant to the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), the Debtors are authorized to assume, assign or reject certain executory contracts and unexpired leases. Absent certain exceptions, the Debtors’ rejection of an executory contract or an unexpired lease is generally treated as prepetition breach, which entitles the contract counterparty to file a general unsecured claim against the Debtors and simultaneously relives the Debtors from their future obligations under the contract or lease. Further, the Debtors’ assumption of an executory contract or unexpired lease would generally require the Debtors to satisfy certain prepetition amounts due and owning under such contract or lease.

On June 28, 2020, the Bankruptcy Court authorized the Debtors to establish procedures for the rejection of certain executory contracts and unexpired leases. In accordance with these rejection procedures, the Bankruptcy Code and the Bankruptcy Rules the Debtors have or will reject certain contracts and leases (see notes 17, 19 and 27). Relatedly, the Bankruptcy Court approved the Debtors’ request to extend the date by which the Debtors may assume or reject unexpired non-residential, real property leases until December 22, 2020. Following consent of certain lessors to further extend the deadline in order to finalize productive negotiations, the Bankruptcy Court granted the Debtors’ motions to assume multiple airport leases at Miami-Dade, LAX and JFK related to the Debtors’ passenger and cargo businesses.

The Debtors have also assumed a number of important agreements. For example, on June 1, 2021, the Bankruptcy Court approved the assumption and ratification of certain purchase agreements, as amended, with The Boeing Company. In addition, on July 1, 2021, the Court approved the Debtors’ assumption of the Export Credit Agency-backed fleets, which comprises 65 total aircraft. On December 15, 2021, the Debtors filed a motion for an order approving streamlined procedures for the assumption of executory contracts and unexpired leases. At the December 29, 2021 hearing, the Bankruptcy Court granted the Debtors’ motion.

Further, the Debtors have filed or will file motions to reject certain aircraft and engine leases:

Bankruptcy Court approval date:	Asset rejected:
June 8, 2020	(i) 1 Boeing 767
June 24, 2020	(i) 16 Airbus A320-family aircraft; (ii) 2 Airbus A350 aircraft; and (iii) 4 Boeing 787-9
June 28, 2020	(i) 2 Engine model V2527-A5; and (ii) 2 Engine model CFM56-5B4/3
July 29, 2020	(i) 1 Engine model CFM56-5B3/3
August 19, 2020	(i) 1 Boeing 767
October 26, 2020	(i) 3 Airbus A320-family aircraft
October 28, 2020	(i) 1 Airbus A319
November 5, 2020	(i) 1 Airbus A320-family aircraft
January 29, 2021	(i) 2 Airbus A320-family aircraft
April 23, 2021	(i) 1 Airbus A350-941 aircraft
May 14, 2021	(i) 6 Airbus A350 aircraft
June 17, 2021	(i) 1 Airbus A350-941 aircraft
June 24, 2021	(i) 3 Airbus A350-941 aircraft
November 3, 2021	(i) 1 Rolls-Royce Trent XWB-84K engine; and (ii) 1 Rolls-Royce International Aero Engine AG V2527M-A5

As of December 31, 2021, and as a result of these contract rejections, obligations with the lenders and lessors were extinguished and the Company lost control over the related assets resulting in the derecognition of the assets and the liabilities associated with these aircraft. See note 17, 19 and 27. All accounting effects were recorded as Restructuring activities expenses during the year ending December 31, 2020 and 2021 as Restructuring activities expenses.

The Debtors also have filed or will file motions to enter into certain new aircraft lease agreements, including:

Bankruptcy Court Approval Date:	MSN Number /Counterparty
March 8, 2021	Vermillion Aviation (nine) Limited, Aircraft MSNs 4860 and 4827
April 12, 2021	Wilmington Trust Company, Solely in its Capacity as Trustee, Aircraft MSNs 6698, 6780, 6797, 6798, 6894, 6895, 6899, 6949, 7005, 7036, 7081
May 30, 2021	UMB Bank N.A., Solely in its Capacity as Trustee Aircraft MSNs 38459, 38478, 38479, 38461
August 31, 2021	(i) Avolon Aerospace Leasing Limited or its Affiliates, MSNs 38891, 38893, 38895 (ii) Sky Aero Management Ltd.

In addition, the Debtors also have filed or will file motions to enter into certain aircraft lease amendment agreement which have the effect of, among other things, reducing the Debtors’ rental payment obligations and extension on the lease term. Certain amendments also involved updates to related financing arrangements. These amendments include:

Bankruptcy Court Approval Date:	Amended Lease Agreement/Counterparty
December 31, 2020	Vermillion Aviation (two) Limited
April 14, 2021	(1) Bank of Utah
(2) AWAS 5234 Trust
(3) Sapucaia Leasing Limited, PK Airfinance US, LLC and PK Air 1 LP
April 15, 2021	Aviator IV 3058, Limited
April 27, 2021	Bank of America Leasing Ireland Co.,
May 4, 2021	(1) NBB Grosbeak Co., Ltd, NBB Cuckoo Co., Ltd., NBB-6658 Lease Partnership, NBB-6670 Lease Partnership and NBB Redstart Co. Ltd.
(2) Sky High XXIV Leasing Company Limited and Sky High XXV Leasing Company Limited
(3) SMBC Aviation Capital Limited
May 5, 2021	(1) JSA International US Holdings LLC and Wells Fargo Trust Company N.A.
(2) Orix Aviation Systems Limited
May 27, 2021	(1) Shenton Aircraft Leasing 3 (Ireland) Limited.
(2) Chishima Real Estate Company, Limited and PAAL Aquila Company Limited
May 28, 2021	MAF Aviation 1 Designated Activity Company
May 30, 2021	(1) IC Airlease One Limited
(2) UMB Bank, National Association, Macquarie Aerospace Finance 5125-2 Trust and Macquarie Aerospace Finance 5178 Limited
(3) Wilmington Trust SP Services (Dublin) Limited
(4) Aercap Holdings N.V.
(5) Banc of America Leasing Ireland Co.
(6) Castlelake L.P.
July 1, 2021	EX-IM Fleet
July 8, 2021	Greylag Goose Leasing 38887 Designated Activity Company
July 15, 2021	(1) ECAF I 40589 DAC (2) Wells Fargo Company, National Associates, as Owner Trustee (3) Orix Aviation Systems Limited (4) Wells Fargo Trust Company, N.A.

July 20, 2021

(1) Avolon AOE 62 Limited

(2) Avolon Aerospace (Ireland) AOE 99 Limited, Avolon Aerospace (Ireland) AOE 100 Limited, Avolon Aerospace (Ireland) AOE 101 Limited, Avolon Aerospace (Ireland) AOE 102 Limited, Avolon Aerospace (Ireland) AOE 103 Limited, Avolon Aerospace AOE 130 Limited, Avolon Aerospace AOE 134 Limited

July 27, 2021	(1) Merlin Aviation Leasing (Ireland) 18 Limited (2) JSA International U.S. Holdings, LLC
August 30, 2021

(1) Yamasa Sangyo Aircraft LA1 Kumiai and Yamasa Sangyo Aircraft LA2 Kumiai

(2) Dia Patagonia Ltd. and DIa Iguazu Ltd.

Condor Leasing Co., Ltd., FC Initial Leasing Ltd., Alma Leasing Co., Ltd., and FI Timothy Leasing Ltd.

(3) Platero Fleet

(4) SL Alcyone Ltd.

(5) NBB Crow Co., Ltd.

(6) NBB Sao Paulo Lease Co., Ltd., NBB Rio Janeiro Lease Co., Ltd. And NBB Brasilia Lease LLC

(7) Gallo Finance Limited

(8) Orix Aviation Systems Limited

The amendment on lease agreement were accounted as a lease modification and the impact are disclosure on note 17 and 19.

The Debtors also have filed or will file motions to enter into certain engine lease amendment agreements which have the effect of, among other things, reducing the Debtors’ rental payment obligations and extension on the lease term, including:

Bankruptcy Court Approval Date:	Amended Lease Agreement/Counterparty
September 7, 2021	General Electric Affiliated Engine Servicers
November 4, 2021	(1) Engine Lease Finance Corporation (GE 90 Engines)
December 28, 2021	(1) Engine Lease Finance Corporation (CFM56-5B3/3 Engines)

In relation to several of these lease and engine amendment agreements, the Debtors have or will enter into claims settlement stipulations for prepetition amounts due upon assumption of those agreements.

Other Key Filings

On August 5, 2021, the Debtors filed two motions seeking to (i) approve certain restructuring arrangements with Airbus S.A.S. and Banco Santander, S.A. and (ii) to assume certain purchase agreements with Airbus S.A.S. Orders approving these motions were entered on August 27, 2021. In addition, on August 5, 2021, the Debtors filed a motion seeking authorization to enter into a sale and leaseback transaction with Sky Aero Management Ltd., pursuant to which the Debtors will sell and leaseback certain aircraft purchased in the Airbus purchase agreements that were assumed. In addition, on August 5, 2021 the Debtors filed a motion seeking authorization to purchase certain aircraft from Wacapou Leasing S.A. Orders approving both of these motions were entered on August 30, 2021.

On June 16, 2021 Banco del Estado de Chile (“BancoEstado”) filed a motion seeking to set a briefing and discovery schedule in connection with BancoEstado’s separate motion to substantively consolidating the estates of LATAM Airlines Group S.A., LATAM Finance Ltd. and Peuco Finance Ltd (the “Substantive Consolidation Motion”). BancoEstado filed the BancoEstado Motion on June 18, 2021. On June 23, 2021, the Debtors as well as certain other interested parties each filed an objection to BancoEstado’s motion. BancoEstado filed a reply in response to such objections on July 19, 2021. The Bankruptcy Court denied BancoEstado’s motion to set a briefing and discovery schedule on July 22, 2021, but the Bankruptcy Court indicated that BancoEstado could resubmit their motion as an objection to the Disclosure Statement.

On June 16, 2021, the Creditors’ Committee filed two motions seeking standing to prosecute certain claims on behalf of the Debtors against Delta Airlines, Inc. (the “Delta Motion”) and Qatar Airways O.C.S.C. (the “Qatar Motion”), and, together with the Delta Motion, (the “Standing Motions”), which were opposed by certain parties. The Standing Motions were scheduled to be heard at a hearing on July 30, 2021. The Bankruptcy Court proposed that the parties mediate certain matters related to the claims raised in the Standing Motions in the first instance. The Bankruptcy Court asked that the parties coordinate to select a mediator and establish a proposed plan for the mediation. On August 31, 2021, the Bankruptcy Court entered an order appointing the Honorable Allan L. Gropper (Ret.) as mediator, and the parties subsequently began mediating these matters. On October 15, 2021, the mediator issued a notice terminating the mediation, noting that the mediation had failed. The Creditors’ Committee has asked the Bankruptcy Court to re-schedule a hearing on the Standing Motions on the Bankruptcy Court’s next available hearing date.

On September 10, 2021, the Debtors filed a motion to assume various aircraft agreements and for related relief in connection with the Triton, Centaurus and JOLCO aircraft. The motion was adjourned sine die on December 22, 2021.

On December 8, 2021, the Debtors filed (i) a motion for entry of an order authorizing long term restructuring agreements with the Centaurus/Triton Lessors, SBI Lessors, and Pilar II Leasing Limited and approving related settlement agreement with certain claimants and (ii) a motion for entry of an order approving settlement stipulation with Sajama Investments, Inc. The Creditors’ Committee and BancoEstado objected to both motions, and an evidentiary hearing on the motions was scheduled for January 21, 2022. On January 28, 2022, the Bankruptcy Court overruled the objections and granted the motion.

Statements and Schedules

Since September 8, 2020, the Debtors filed with the Bankruptcy Court schedules and statements of financial affairs setting forth, among other things, the assets and liabilities of the Debtors (the “Statements and Schedules”). The Statements and Schedules are prepared according to the requirements of applicable bankruptcy law and are subject to further amendment or modification by the Debtors. On August 13, 2021 and December 3, 2021, the Debtors filed amended schedules. The Company is also required to file “Monthly Operating Reports” (MOR), to account for the receipt, administration and disposition of property during the pendency of the Chapter 11 Cases.

Although the Debtors believe that these materials provide the information required under the Bankruptcy Code or orders of the Bankruptcy Court, they are nonetheless unaudited and prepared in a format different from the consolidated financial reports historically prepared by LATAM in accordance with IFRS (International Financial Reporting Standards). Certain of the information contained in the Statements and Schedules may be prepared on an unconsolidated basis. Accordingly, the Debtors believe that the substance and format of these materials do not allow meaningful comparison with their regularly publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Debtors’ securities, or claims against the Debtors, or for comparison with other financial information required to be reported under applicable securities law.

Intercompany and Affiliate Transactions

The Debtors are authorized to continue performing certain postpetition intercompany and affiliate transactions in the ordinary course of business, including transactions with non-debtor affiliates, and to honor obligations in connection with such transactions; provided, however, the Debtors shall not make any cash payments on account of prepetition transactions with affiliates absent permission from the Bankruptcy Court, including any repayments on any prepetition loans to non-debtor affiliates pursuant to any such transactions. Out of an abundance of caution, the Debtors have also sought and received Bankruptcy Court approval to contribute capital, capitalize intercompany debt and issue shares between certain debtor affiliates.

Debtor in Possession Financing

On September 19, 2020, the Bankruptcy Court entered an order authorizing the Debtors to obtain postpetition “debtor-in-possession financing” in the form of a multi-draw term loan facility in an aggregate principal amount of up to US$2.45 billion (See note 3.1 c)). On October 18, 2021, the Bankruptcy Court entered an order approving a third tranche of secured financing for $750 million, as provided for in the DIP Credit Agreement. Accordingly, as of December 31, 2021, the Debtors have secured a DIP Facility in the total aggregate amount of up to $3.2 billion.

Establishment of Bar Dates

On September 24, 2020, the Bankruptcy Court entered an order (the “Bar Date Order”) establishing December 18, 2020, as the general deadline (the “General Bar Date”) by which persons or entities who believe they hold any claims against any Debtor that arose prior to the Petition Date, as applicable to each Debtor, must have submitted written documentation of such claims (a “Proof of Claim”). The General Bar Date was not applicable to governmental units, which must have submitted Proofs of Claims by January 5, 2021 (the “Governmental Bar Date”). Finally, as more fully described in the Bar Date Order, claims with respect to rejected contracts or unexpired leases may be subject to a deadline later than the General Bar Date (the “Rejection Bar Date” and, together with the General Bar Date and the Governmental Bar Date, the “Bar Dates’). Any person or entity that fails to timely file its Proof of Claim by the applicable Bar Date will be forever barred from asserting their claim and will not receive any distributions made as part of the ultimate plan of reorganization. Notice of the Bar Dates, as well as instructions on how to file Proof of Claims, were sent to all known creditors and published in various newspapers in the United States and South America.

On December 17, 2020, the Court entered an order establishing a supplemental bar date of February 5, 2021 (the “Supplemental Bar Date”), for certain non-U.S. claimants not otherwise subject to the General Bar Date. The Supplemental Bar Date applies only to those entities and individuals specifically identified in the court order. Any person or entity that fails to timely file its Proof of Claim by the Supplemental Bar Date will be forever barred from asserting their claim and will not receive any distributions made as part of the ultimate plan of reorganization.

Following the close of the General Bar Date and the Supplemental Bar Date, the Debtors have continued the process of reconciling approximately 6,400 submitted claims, including those related to the Debtors fleet obligations, and have developed procedures to streamline the claims process. The Company has already filed objections to a number of claims and anticipates continuing to do so in the coming months. Although many objections have been entered on an omnibus basis, some claims disputes will likely require individualized adjudication by the Bankruptcy Court. Further, on March 18, 2021, the Bankruptcy Court entered an order approving alternative dispute resolution procedures to resolves certain claims disputes outside of the Bankruptcy Court. As of December 23, 2021, the Debtors have objected to or have resolved through claims withdrawals, stipulations and court orders approximately 3,400 claims with a total value of approximately US$60 billion. As noted above, the Debtors have entered into claims stipulations in connection with their lease amendment agreements. As the Debtors continue to reconcile claims against the Company’s books and records, they will object to and contest such claims that they determine are not valid or asserted in the proper amount and will resolve other claims disputes in and outside of the Bankruptcy Court.

A Claim is recorded as a liability when it has a present obligation, whether legal or constructive, as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation and a reliable estimate of the obligation amount can be made. As of December 31, 2021 approximately 3,568 of the Claims filed against Latam are still being reconciled and so at this time the amounts of such Claims cannot be reliably estimated.

2.2. Basis of Consolidation

(a) Subsidiaries

Subsidiaries are all the entities (including special-purpose entities) over which the Company has the power to control the financial and operating policies, which are generally accompanied by a holding of more than half of the voting rights. In evaluating whether the Company controls another entity, the existence and effect of potential voting rights that are currently exercisable or convertible at the date of the consolidated financial statements are considered. The subsidiaries are consolidated from the date on which control is passed to the Company and they are excluded from the consolidation on the date they cease to be so controlled. The results and flows are incorporated from the date of acquisition.

Balances, transactions and unrealized gains on transactions between the Company’s entities are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment loss of the asset transferred. When necessary in order to ensure uniformity with the policies adopted by the Company, the accounting policies of the subsidiaries are modified.

To account for and identify the financial information revealed when carrying out a business combination, such as the acquisition of an entity by the Company, is apply the acquisition method provided for in IFRS 3: Business combination.

(b) Transactions with non-controlling interests

The Group applies the policy of considering transactions with non-controlling interests, when not related to loss of control, as equity transactions without an effect on income.

(c) Sales of subsidiaries

When a subsidiary is sold and a percentage of participation is not retained, the Company derecognizes assets and liabilities of the subsidiary, the non-controlling and other components of equity related to the subsidiary. Any gain or loss resulting from the loss of control is recognized in the consolidated income statement by function in Other gains (losses).

If LATAM Airlines Group S.A. and Subsidiaries retain an ownership of participation in the sold subsidiary, and does not represent control, this is recognized at fair value on the date that control is lost, the amounts previously recognized in Other comprehensive income are accounted as if the Company had disposed directly from the assets and related liabilities, which can cause these amounts are reclassified to profit or loss. The percentage retained valued at fair value is subsequently accounted using the equity method.

(d) Investees or associates

Investees or associates are all entities over which LATAM Airlines Group S.A. and Subsidiaries have significant influence but have no control. This usually arises from holding between 20% and 50% of the voting rights. Investments in associates are booked using the equity method and are initially recognized at their cost.

2.3. Foreign currency transactions

(a) Presentation and functional currencies

The items included in the financial statements of each of the entities of LATAM Airlines Group S.A. and Subsidiaries are valued using the currency of the main economic environment in which the entity operates (the functional currency). The functional currency of LATAM Airlines Group S.A. is the United States dollar which is also the presentation currency of the consolidated financial statements of LATAM Airlines Group S.A. and Subsidiaries.

(b) Transactions and balances

Foreign currency transactions are translated to the functional currency using the exchange rates on the transaction dates. Foreign currency gains and losses resulting from the liquidation of these transactions and from the translation at the closing exchange rates of the monetary assets and liabilities denominated in foreign currency are shown in the consolidated statement of income by function except when deferred in Other comprehensive income as qualifying cash flow hedges.

(c) Adjustment due to hyperinflation

After July 1, 2018, the Argentine economy was considered, for purposes of IFRS, hyperinflationary. The consolidated financial statements of the subsidiaries whose functional currency is the Argentine Peso have been restated.

The non-monetary items of the statement of financial position as well as the income statement, comprehensive incomes and cash flows of the group’s entities, whose functional currency corresponds to a hyperinflationary economy, adjusted for inflation and re-expressed in accordance with the variation of the consumer price index (“CPI”), at each presentation date of its financial statements. The re-expression of non-monetary items is made from the date of initial recognition in the statements of financial position and considering that, the financial statements are prepared under the historical cost criterion.

Net losses or gains arising from the re-expression of non-monetary items and income and costs recognized in the consolidated income statement under “Result of indexation units”.

Net gains and losses on the re-expression of opening balances due to the initial application of IAS 29 are recognized in the consolidated retained earnings.

Re-expression due to hyperinflation will be recorded until the period or exercise in which the economy of the entity ceases to be considered as a hyperinflationary economy, at that time, the adjustments made by hyperinflation will be part of the cost of non-monetary assets and liabilities.

The comparative amounts in the consolidated financial statements of the Company are presented in a stable currency and are not adjusted for subsequent changes in the price level or exchange rates.

(d) Group entities

The results and the financial situation of the Group’s entities, whose functional currency is different from the presentation currency of the consolidated financial statements, of LATAM Airlines Group S.A., which does not correspond to the currency of a hyperinflationary economy, are converted into the currency of presentation as follows:

(i) Assets and liabilities of each consolidated statement of financial position presented are translated at the closing exchange rate on the consolidated statement of financial position date;

(ii) The revenues and expenses of each income statement account are translated at the exchange rates prevailing on the transaction dates, and

(iii) All the resultant exchange differences by conversion are shown as a separate component in other comprehensive income, within “Gain (losses) from exchange rate difference, before tax”.

For those subsidiaries of the group whose functional currency is different from the presentation currency and, moreover, corresponds to the currency of a hyperinflationary economy; its restated results, cash flow and financial situation are converted to the presentation currency at the closing exchange rate on the date of the consolidated financial statements.

The exchange rates used correspond to those fixed in the country where the subsidiary is located, whose functional currency is different to the U.S. dollar.

Adjustments to the Goodwill and fair value arising from the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and are translated at the closing exchange rate or period informed, restated when the currency came from the functional entity of the foreign entity corresponds to that of a hyperinflationary economy, the adjustments for the restatement of goodwill are recognized in the consolidated equity.

2.4. Property, plant and equipment

The land of LATAM Airlines Group S.A. and Subsidiaries, are recognized at cost less any accumulated impairment loss. The rest of the Properties, plants and equipment are recorded, both in their initial recognition and in their subsequent measurement, at their historical cost, restated for inflation when appropriate, less the corresponding depreciation and any loss due to deterioration.

The amounts of advances paid to the aircraft manufacturers are activated by the Company under Construction in progress until they are received.

Subsequent costs (replacement of components, improvements, extensions, etc.) are included in the value of the initial asset or are recognized as a separate asset, only when it is probable that the future economic benefits associated with the elements of property, plant and equipment, they will flow to the Company and the cost of the item can be determined reliably. The value of the replaced component is written off. The rest of the repairs and maintenance are charged to the result of the year in which they are incurred.

The depreciation of the properties, plants and equipment is calculated using the linear method over their estimated technical useful lives; except in the case of certain technical components which are depreciated on the basis of cycles and hours flown. This charge is recognized in the captions “Cost of sale” and “Administrative expenses”.

The residual value and the useful life of the assets are reviewed and adjusted, if necessary, once a year. Useful lives are detailed in Note 17 (d).

When the value of an asset exceeds its estimated recoverable amount, its value is immediately reduced to its recoverable amount.

Losses and gains from the sale of property, plant and equipment are calculated by comparing the consideration with the book value and are included in the consolidated statement of income.

2.5. Intangible assets other than goodwill

(a) Airport slots and Loyalty program

Airport slots and the Loyalty program correspond to intangible assets with indefinite useful lives and are annually tested for impairment as an integral part of the CGU Air Transport.

Airport Slots correspond to an administrative authorization to carry out operations of arrival and departure of aircraft, at a specific airport, within a certain period of time.

The Loyalty program corresponds to the system of accumulation and exchange of points that is part of TAM Linhas Aereas S.A.

The airport slots and Loyalty program were recognized at fair value under IFRS 3, as a consequence of the business combination with TAM S.A. and Subsidiaries.

(b) Computer software

Licenses for computer software acquired are capitalized on the basis of the costs incurred in acquiring them and preparing them for using the specific software. These costs are amortized over their estimated useful lives, for which the Company has been defined useful lives between 3 and 10 years.

Expenses related to the development or maintenance of computer software which do not qualify for capitalization, are shown as an expense when incurred. The personnel costs and others cost directly related to the production of unique and identifiable computer software controlled by the Company, are shown as intangible Assets others than Goodwill when they have met all the criteria for capitalization.

(c) Brands

The Brands were acquired in the business combination with TAM S.A. and Subsidiaries and, recognized at fair value under IFRS 3. The Company has defined a useful life of five years, period in which the value of the brands will be amortized.

2.6. Goodwill

Goodwill represents the excess of acquisition cost over the fair value of the Company’s participation in the net identifiable assets of the subsidiary or associate on the acquisition date. Goodwill related to acquisition of subsidiaries is not amortized but tested for impairment annually or each time that there is evidence of impairment. Gains and losses on the sale of an entity include the book amount of the goodwill related to the entity sold.

2.7. Borrowing costs

Interest costs incurred for the construction of any qualified asset are capitalized over the time necessary for completing and preparing the asset for its intended use. Other interest costs are recognized in the consolidated statement of income by function when accrued.

2.8. Losses for impairment of non-financial assets

Goodwill and intangible assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment, or more frequently if events or changes in circumstances indicate that they might be impaired. Assets subject to amortization are tested for impairment losses whenever any event or change in circumstances indicates that the carrying amount may not be recoverable. An impairment loss is recognized for the excess of the carrying amount of the asset over its recoverable amount. The recoverable amount is the fair value of an asset less the costs for sale or the value in use, whichever is greater. For the purpose of evaluating impairment losses, assets are grouped at the lowest level for which there are largely independent cash inflows (cash generating unit. Non-financial assets, other than goodwill, that would have suffered an impairment loss are reviewed if there are indicators of reversal of losses. Impairment losses are recognized in the consolidated statement of income by function under “Other gains (losses)”.

2.9. Financial assets

The Company classifies its financial assets in the following categories: at fair value (either through other comprehensive income, or through gains or losses), and at amortized cost. The classification depends on the business model of the entity to manage the financial assets and the contractual terms of the cash flows.

The group reclassifies debt investments when, and only when, it changes its business model to manage those assets.

In the initial recognition, the Company measures a financial asset at its fair value plus, in the case of a financial asset classified at amortized cost, the transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets accounted for at fair value through profit or loss are recorded as expenses in the consolidated statement of income by function.

(a) Debt instruments

The subsequent measurement of debt instruments depends on the group’s business model to manage the asset and cash flow characteristics of the asset. The Company has two measurement categories in which the group classifies its debt instruments:

Amortized cost: the assets held for the collection of contractual cash flows where those cash flows represent only payments of principal and interest are measured at amortized cost. A gain or loss on a debt investment that is subsequently measured at amortized cost and is not part of a hedging relationship is recognized in income when the asset is derecognized or impaired. Interest income from these financial assets is included in financial income using the effective interest rate method.

Fair value through profit or loss: assets that do not meet the criteria of amortized cost or fair value through other comprehensive income are measured at fair value through profit or loss. A gain or loss on a debt investment that is subsequently measured at fair value through profit or loss and is not part of a hedging relationship is recognized in profit or loss and is presented net in the consolidated statement of income by function within other gains / (losses) in the period or exercise in which it arises.

(b) Equity instruments

Changes in the fair value of financial assets at fair value through profit or loss are recognized in other gains / (losses) in the consolidated statement of income by function as appropriate.

The Company evaluates in advance the expected credit losses associated with its debt instruments recorded at amortized cost. The applied impairment methodology depends on whether there has been a significant increase in credit risk.

2.10. Derivative financial instruments and hedging activities

Until December 31, 2020 the Company recognized the hedging derivatives in accordance with IAS 39, as of January 1, 2021 the Company changed the recognition of these derivatives in accordance with IFRS 9 and continues to recognize under this same standard the derivatives that do not qualify as hedges.

Initially at fair value on the date on which the derivative contract was made and are subsequently valued at their fair value. The method to recognize the resulting loss or gain depends on whether the derivative designated as a hedging instrument and, if so, the nature of the item being hedged.

The Company designates certain derivatives as:

(a)	Hedge of an identified risk associated with a recognized liability or an expected highly- Probable transaction (cash-flow hedge), or

(b)	Derivatives that do not qualify for hedge accounting.

At the beginning of the transaction, the Company documents the economic relationship between the hedged items existing between the hedging instruments and the hedged items, as well as its objectives for risk management and the strategy to carry out various hedging operations. The Company also documents its assessment, both at the beginning and on an ongoing basis, as to whether the derivatives used in the hedging transactions are highly effective in offsetting the changes in the fair value or cash flows of the items being hedged.

The total fair value of the hedging derivatives is booked as Other non-current financial asset or liability if the remaining maturity of the item hedged is over 12 months, and as an other current financial asset or liability if the remaining term of the item hedged is less than 12 months.
Derivatives not booked as hedges are classified as Other financial assets or liabilities.

(a) Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is shown in the statement of other comprehensive income. The loss or gain relating to the ineffective portion is recognized immediately in the consolidated statement of income by function under other gains (losses). Amounts accumulated in equity are reclassified to profit or loss in the periods or exercise when the hedged item affects profit or loss.

For fuel price hedges, the amounts shown in the statement of other comprehensive income are reclassified to results under the line item Cost of sales to the extent that the fuel subject to the hedge is used.

Gains or losses related to the effective part of the change in the intrinsic value of the options are recognized in the cash flow hedge reserve within equity. Changes in the time value of the options related to the part are recognized within Other Consolidated Comprehensive Income in the costs of the hedge reserve within equity.

When hedging instrument mature, is sold or fails to meet the requirements to be accounted for as hedges, any gain or loss accumulated in the statement of Other comprehensive income until that moment, remains in the statement of other comprehensive income and is reclassified to the consolidated statement of income when the hedged transaction is finally recognized.

When it is expected that the hedged transaction is no longer going to occur, the gain or loss accumulated in the statement of other comprehensive income is taken immediately to the consolidated statement of income by function as “Other gains (losses)”.

(b) Derivatives not booked as a hedge

The changes in fair value of any derivative instrument that is not booked as a hedge are shown immediately in the consolidated statement of income in “Other gains (losses)”.

2.11. Inventories

Inventories, are shown at the lower of cost and their net realizable value. The cost is determined on the basis of the weighted average cost method (WAC). The net realizable value is the estimated selling price in the normal course of business, less estimated costs necessary to make the sale.

2.12. Trade and other accounts receivable

Commercial accounts receivable are initially recognized at their fair value and subsequently at their amortized cost in accordance with the effective rate method, less the provision for impairment according to the model of the expected credit losses. The Company applies the simplified approach permitted by IFRS 9, which requires that expected lifetime losses be recognized upon initial recognition of accounts receivable.

In the event that the Company transfers its rights to any financial asset (generally accounts receivable) to a third party in exchange for a cash payment, the Company evaluates whether all risks and rewards have been transferred, in which case the account receivable is derecognized.

The existence of significant financial difficulties on the part of the debtor, the probability that the debtor goes bankrupt or financial reorganization are considered indicators of a significant increase in credit risk.

The carrying amount of the asset is reduced as the provision account is used and the loss is recognized in the consolidated income statement under “Cost of sales”. When an account receivable is written off, it is regularized against the provision account for the account receivable.

2.13. Cash and cash equivalents

Cash and cash equivalents include cash and bank balances, time deposits in financial institutions, and other short-term and highly liquid investments and a low risk of loss of value.

2.14. Capital

The common shares are classified as net equity.

Incremental costs directly attributable to the issuance of new shares or options are shown in net equity as a deduction from the proceeds received from the placement of shares.

2.15. Trade and other accounts payables

Trade payables and other accounts payable are initially recognized at fair value and subsequently at amortized cost.

2.16. Interest-bearing loans

Financial liabilities are shown initially at their fair value, net of the costs incurred in the transaction. Later, these financial liabilities are valued at their amortized cost; any difference between the proceeds obtained (net of the necessary arrangement costs) and the repayment value, is shown in the consolidated statement of income during the term of the debt, according to the effective interest rate method.

Financial liabilities are classified in current and non-current liabilities according to the contractual payment dates of the nominal principal.

2.17. Current and deferred taxes

The tax expense for the period or exercise comprises income and deferred taxes.

The current income tax expense is calculated based on tax laws in enacted the date of statement of financial position, in the countries in which the subsidiaries and associates operate and generate taxable income.

Deferred taxes are recognized, on the temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred income tax is not accounted for if it arises from the initial recognition of an assets or a liability in transaction other than a business combination that at the time of the transaction does not affect the accounting or the taxable profit or loss. Deferred tax is determined using the tax rates (and laws) that have been enacted or substantially enacted at the date of the consolidated statements of financial position, and are expected to apply when the related deferred tax asset is realized or the deferred tax liability discharged.

Deferred tax assets are recognized only to the extent it is probable that the future taxable profit will be available against which the temporary differences can be utilized.

The tax (current and deferred) is recognized in statement of income by function, unless it relates to an item recognized in other comprehensive income, directly in equity. In this case the tax is also recognized in other comprehensive income or, directly in the statement of income by function, respectively.

2.18. Employee benefits

(a) Personnel vacations

The Company recognizes the expense for personnel vacations on an accrual basis.

(b) Share-based compensation

The compensation plans implemented based on the shares of the Company are recognized in the consolidated financial statements in accordance with IFRS 2: Share-based payments, for plans based on the granting of options, the effect of fair value is recorded in equity with a charge to remuneration in a linear manner between the date of grant of said options and the date on which they become irrevocable, for the plans considered as cash settled award the fair value, updated as of the closing date of each reporting period or exercise, is recorded as a liability with charge to remuneration.

(c) Post-employment and other long-term benefits

Provisions are made for these obligations by applying the method of the projected unit credit method, and considering estimates of future permanence, mortality rates and future wage increases determined on the basis of actuarial calculations. The discount rates are determined by reference to market interest-rate curves. Actuarial gains or losses are shown in other comprehensive income.

(d) Incentives

The Company has an annual incentives plan for its personnel for compliance with objectives and individual contribution to the results. The incentives eventually granted consist of a given number or portion of monthly remuneration and the provision is made on the basis of the amount estimated for distribution.

(e) Termination benefits

The group recognizes termination benefits at the earlier of the following dates: (a) when the group terminates laboral relation; and (b) when the entity recognizes costs for a restructuring that is within the scope of IAS 37 and involves the payment of terminations benefits.

2.19. Provisions

Provisions are recognized when:

(i)	The Company has a present legal or constructive obligation as a result of a past event;

(ii)	It is probable that payment is going to be required to settle an obligation; and

(iii)	A reliable estimate of the obligation amount can be made.

2.20. Revenue from contracts with customers

(a) Transportation of passengers and cargo

The Company recognizes the sale for the transportation service as a deferred income liability, which is recognized as income when the transportation service has been lent or expired. In the case of air transport services sold by the Company and that will be made by other airlines, the liability is reduced when they are remitted to said airlines. The Company periodically reviews whether it is necessary to make an adjustment to deferred income liabilities, mainly related to returns, changes, among others.

Compensations granted to clients for changes in the levels of services or billing of additional services such as additional baggage, change of seat, among others, are considered modifications of the initial contract, therefore, they are deferred until the corresponding service is provided.

(b) Expiration of air tickets

The Company estimates in a monthly basis the probability of expiration of air tickets, with refund clauses, based on the history of use of the same. Air tickets without refund clause are expired on the date of the flight in case the passenger does not show up.

(c) Costs associated with the contract

The costs related to the sale of air tickets are activated and deferred until the moment of providing the corresponding service. These assets are included under the heading “Other current non-financial assets” in the Consolidated Classified Statement of Financial Position.

(d) Frequent passenger program

The Company maintains the following loyalty programs: LATAM Pass and LATAM Pass Brasil, whose objective is building customer loyalty through the delivery of miles or points.

These programs give their frequent passengers the possibility of earning LATAMPASS’s miles or points, which grant the right to a selection of both air and non-air awards. Additionally, the Company sells the LATAMPASS miles or points to financial and non-financial partners through commercial alliances to award miles or points to their customers.

To reflect the miles and points earned, the loyalty program mainly includes two types of transactions that are considered revenue arrangements with multiple performance obligations: (1) Passenger Ticket Sales Earning miles or points (2) miles or points sold to financial and non-financial partner

(1) Passenger Ticket Sales Earning Miles or Points.

In this case, the miles or points are awarded to customers at the time that the company performs the flight.

To value the miles or points earned with travel, we consider the quantitative value a passenger receives by redeeming miles for a ticket rather than paying cash, which is referred to as Equivalent Ticket Value (“ETV”). Our estimate of ETV is adjusted for miles and point that are not likely to be redeemed (“breakage”).

The balance of miles and point that are pending to redeem are include on deferred revenue.

(2) Miles sold to financial and non-financial partner

To value the miles or points earns through financial and non-financial partners, the performance obligations with the client are estimated separately. To calculate these performance obligations, different components that add value in the commercial contract must be considered, such as marketing, advertising and other benefits, and finally the value of the points awarded to customers based on our ETV. The value of each of these components is finally allocated in proportion to their relative prices. The performance obligations associated with the valuation of the points or miles earned become part of the Deferred Revenue, and the remaining performance obligations, are recorded as revenue when the miles or points are delivered to the client.

When the miles and points are exchanged for products and services other than the services provided by the Company, the income is recognized immediately, when the exchange is made for air tickets of any airline of LATAM Airlines Group S.A. and subsidiaries, the income is deferred until the air transport service is provided.

The miles and points that the Company estimates will not be exchanged are recognized in the results based on the consumption pattern of the miles or points effectively exchanged by customers. The Company uses statistical models to estimate the probability of exchange, which is based on historical patterns and projections.

(e) Dividend income

Dividend income is recognized when the right to receive payment is established.

2.21. Leases

The Company recognizes contracts that meet the definition of a lease, as a right of use asset and a lease liability on the date when the underlying asset is available for use.

Assets for right of use are measured at cost including the following:

-	The amount of the initial measurement of the lease liability;
-	Lease payment made at or before commencement date;
-	Initial direct costs, and
-	Restoration costs.

The assets by right of use are recognized in the statement of financial position in Properties, plants and equipment.

Lease liabilities include the net present value of the following payments:

-	Fixed payments including in substance fixed payment.
-	Variable lease payments that depend on an index or a rate;
-	The exercise price of a purchase options, if is reasonably certain to exercise that option.

The Company determines the present value of the lease payments using the implicit rates for the aircraft leasing contracts and for the rest of the underlying assets, uses the incremental borrowing rate.

Lease liabilities are recognized in the statement of financial position under Other financial liabilities, current or non-current.

Interest accrued on financial liabilities is recognized in the consolidated statement of income in “Financial costs”.

Principal and interest are present in the consolidated cash flow as “Payments of lease liability” and “Interest paid”, respectively, in cash flows use in financing activities

Payments associated with short-term leases without purchase options and leases of low-value assets are recognized on a straight-line basis in profit or loss at the time of accrual. Those payments are presented in cash flows use in operation activities.

The Company analyzes the financing agreements of aircrafts, mainly considering characteristics such as:

(a) that the Company initially acquired the aircraft or took an important part in the process of direct acquisition with the manufacturers.

(b) Due to the contractual conditions, it is virtually certain that the Company will execute the purchase option of the aircraft at the end of the lease term.

Since these financing agreements are “substantially purchases” and not leases, the related liability is considered as a financial debt classified under to IFRS 9 and continue to be presented within the “Other financial liabilities” described in Note 19. On the other hand, the aircraft are presented in Property, Plants and Equipment, as described in Note 17, as “own aircraft”.

The Group qualifies as sale and lease transactions, operations that lead to a sale according to IFRS 15. More specifically, a sale is considered as such if there is no option to purchase the goods at the end of the lease term.

If the sale by the seller-lessee is classified as a sale in accordance with IFRS 15, the underlying asset is derecognized, and a right-of-use asset equal to the portion retained proportionally of the amount of the asset is recognized.

If the sale by the seller-lessee is not classified as a sale in accordance with IFRS 15, the transferred assets are kept in the financial statements and a financial liability equal to the sale price is recognized (received from the buyer-lessor).

The Company has applied the practical solution allowed by IFRS 16 for those contracts that meet the established requirements and that allows a lessee to choose not to evaluate if the concessions that it obtains derived from COVID-19 are a modification of the lease.

2.22. Non-current assets or disposal groups classified as held for sale

Non-current assets (or disposal groups) classified as assets held for sale are shown at the lesser of their book value and the fair value less costs to sell.

2.23. Maintenance

The costs incurred for scheduled heavy maintenance of the aircraft’s fuselage and engines are capitalized and depreciated until the next maintenance. The depreciation rate is determined on technical grounds, according to the use of the aircraft expressed in terms of cycles and flight hours.

In case of aircraft include in property, plant and equipment, these maintenance cost are capitalized as Property, plant and equipment, while in the case of aircraft on right of use, a liability is accrued based on the use of the main components is recognized, since a contractual obligation with the lessor to return the aircraft on agreed terms of maintenance levels exists. These are recognized as Cost of sales.

Additionally, some contracts that comply with the definition of lease establish the obligation of the lessee to make deposits to the lessor as a guarantee of compliance with maintenance and return conditions. These deposits, often called maintenance reserves, accumulate until a major maintenance is performed, once made, the recovery is requested to the lessor. At the end of the contract period, there is comparison between the reserves that have been paid and required return conditions, and compensation between the parties are made if applicable.

The unscheduled maintenance of aircraft and engines, as well as minor maintenance, are charged to results as incurred.

2.24. Environmental costs

Disbursements related to environmental protection are charged to results when incurred or accrue.